UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
____________________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): November 27, 2018
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Green Bancorp, Inc.
(Exact name of Registrant as specified in its charter)
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Texas	001-36580	42-1631980
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

4000 Greenbriar
Houston, Texas 77098
(Address of principal executive offices)

(713) 275 - 8220
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01. Other Events.
On November 27, 2018, Veritex Holdings, Inc. (“Veritex”), the parent holding company of Veritex Community Bank (“Veritex Bank”), and Veritex Bank received the necessary regulatory approval from the Federal Reserve Bank of Dallas to acquire Green Bancorp, Inc. (“Green”), the parent holdings company of Green Bank, N.A. (“Green Bank”), and Green Bank, respectively, in accordance with the terms of that certain Agreement and Plan of Reorganization, dated July 23, 2018, by and among Veritex, MustMS, Inc., a wholly owned subsidiary of Veritex (“merger sub”), and Green (the “merger agreement”) pursuant to which (i) merger sub will merge with and into Green, with Green continuing as the surviving corporation and a wholly-owned subsidiary of Veritex, (ii) immediately thereafter, Green (as the surviving corporation) will merge with and into Veritex, with Veritex as the surviving corporation, and (iii) immediately thereafter, Green Bank will merge with and into Veritex Bank, with Veritex Bank continuing as the surviving bank (collectively, the “Merger Transactions”).

The parties expect to close the Merger Transactions on or about January 1, 2019, subject to the satisfaction or waiver of customary closing conditions described in the merger agreement.

Important Additional Information will be Filed with the SEC

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval with respect to the proposed transaction between Veritex and Green. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, and no offer to sell or solicitation of an offer to buy shall be made in any jurisdiction in which such offer, solicitation or sale would be unlawful.

In connection with the proposed transaction, on October 10, 2018, Veritex filed with the U.S. Securities and Exchange Commission (the “SEC”) a definitive Registration Statement on Form S-4 (File No. 333-227161) containing a joint proxy statement of Veritex and Green and a prospectus of Veritex (the “Joint Proxy/Prospectus”), and each of Veritex and Green may file with the SEC other documents regarding the proposed transaction, including amendments to the Joint Proxy/Prospectus. Veritex and Green began mailing the definitive Joint Proxy/Prospectus to their respective shareholders on October 15, 2018. SHAREHOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY/PROSPECTUS REGARDING THE PROPOSED TRANSACTION CAREFULLY AND IN THEIR ENTIRETY AND ANY OTHER DOCUMENTS FILED WITH THE SEC BY VERITEX AND/OR GREEN, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY CONTAIN (OR WILL CONTAIN) IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors may obtain free copies of the Registration Statement and the Joint Proxy/Prospectus and other documents filed with the SEC by Veritex and/or Green (when available) through the website maintained by the SEC at www.sec.gov. Free copies of the Registration Statement and the Joint Proxy/Prospectus and other documents filed with the SEC by Veritex and/or Green (when available) can also be obtained by directing a request to Veritex Holdings, Inc., 8214 Westchester Drive, Suite 400, Dallas, Texas 75225, or by directing a request to Green Bancorp, Inc., 4000 Greenbriar Street, Houston, Texas 77098.

Participants in the Solicitation

Veritex, Green and their respective directors and certain of their respective executive officers and employees may be deemed to be participants in the solicitation of proxies from the shareholders of Green or Veritex in respect of the proposed transaction. Information regarding (i) Veritex’s directors and executive officers is available in (x) its proxy statement for its 2018 annual meeting of shareholders, which was filed with the SEC on April 3, 2018, and (y) the Joint Proxy/Prospectus in the Form S-4, which was filed with the SEC by Veritex on October 10, 2018, and (ii) Green’s directors and executive officers is available in (x) its proxy statement for its 2018 annual meeting of shareholders, which was filed with the SEC on April 13, 2018, and (ii) the Joint Proxy/Prospectus in the Form S-4, which was filed with the SEC by Veritex on October 10, 2018.  Free copies of these documents may be obtained as described in the preceding paragraph.

Forward-looking Statements

This Current Report on Form 8-K includes “forward-looking statements,” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  Forward-looking statements are based on various facts and derived utilizing important assumptions, current expectations, estimates and projections and are subject to known and unknown risks, uncertainties and other factors that may cause actual results, performance, outcomes or achievements to be materially different from any future results, performance, outcomes or achievements expressed or implied by such forward-looking statements.   Forward-looking statements include, without limitation, statements relating to the impact Green or Veritex expect the proposed transaction to have on the combined entity’s operations, financial condition, and financial results, and Green’s or Veritex’s expectations about the ability to successfully integrate the combined businesses and the amount of cost savings and overall operational efficiencies expected to be realized as a result of the proposed transaction.  The forward-looking statements may also include statements about Green’s, Veritex’s or the combined company’s future financial performance, business and growth strategy, projected plans and objectives, as well as other projections based on macroeconomic and industry trends, which are inherently unreliable due to the multiple factors that impact economic trends, and any such variations may be material.  Statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “anticipates,” “intends,” “projects,” “estimates,” “plans” and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may” and “could” are generally forward-looking in nature and not historical facts, although not all forward-looking statements include the foregoing.  Further, certain factors that could affect future results and cause actual results to differ materially from those expressed in the forward-looking statements include, but are not limited to, the possibility that the proposed transaction does not close when expected or at all because required regulatory, shareholder or other approvals or other conditions to closing are not received or satisfied on a timely basis or at all, the failure to close for any other reason, changes in Veritex’s share price before closing, that the businesses of Veritex and Green will not be integrated successfully, that the cost savings and any synergies from the proposed transaction may not be fully realized or may take longer to realize than expected, disruption from the proposed transaction making it more difficult to maintain relationships with employees, customers or other parties with whom Veritex and/or Green have business relationships, diversion of management time on transaction-related issues, risks relating to the potential dilutive effect of shares of Veritex common stock to be issued in the proposed transaction, the reaction to the transaction of the companies’ customers, employees and counterparties and other factors, many of which are beyond the control of Veritex and Green.  We refer you to the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of Veritex’s Annual Report on Form 10-K for the year ended December 31, 2017, the Annual Report on Form 10-K filed by Green for the year ended December 31, 2017, the Joint Proxy/Prospectus in the Form S-4 filed by Veritex on October 10, 2018 and any updates to those risk factors set forth in Veritex’s and Green’s Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings, which have been filed with the SEC and are available on the SEC’s website at www.sec.gov.  If one or more events related to these or other risks or uncertainties materialize, or if Green’s or Veritex’s underlying assumptions prove to be incorrect, actual results may differ materially from what Veritex or Green anticipates.  Accordingly, you should not place undue reliance on any such forward-looking statements.  Any forward-looking statement speaks only as of the date on which it is made.  Neither Veritex nor Green undertakes any obligation, and specifically declines any obligation, to update or revise any forward-looking statements, whether as a result of new information, future developments or otherwise.  All forward-looking statements, expressed or implied, included in this Current Report on Form 8-K are expressly qualified in their entirety by the cautionary statements contained or referred to herein.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 Date: November 28, 2018

Green Bancorp, Inc.

/s/ Terry S. Earley
Terry S. Earley
Executive Vice President and Chief Financial Officer